1 4Q AND FULL YEAR 2023 EARNINGS CALL # February 29, 2024 Photo: FREYR team member in dry room paraphernalia at CQP.

2 Forward Looking Statements IMPORTANT NOTICES All statements, other than statements of present or historical fact included in this presentation, including, without limitation, FREYR Battery’s (“FREYR”) ability to achieve automated, functional, customer-testable battery sample cells in H1 2024; scaling the SemiSolid platform as a path to sustainable competitive differentiation; FREYR’S cost and capital efficiency; FREYR’s plan to expand on the battery value chain into high value adjacencies and cultivate partnerships across the cell production technology spectrum; FREYR’s efforts to accelerate the path to commercialization; the pursuit of five major project opportunities in accordance with the FREYR 2.0 growth strategy; potential inorganic growth opportunities and the ability to generate revenue in the near-term through possible acquisitions; approaching milestones at FREYR’s CQP; customer acceptance and validation of the 24M SemiSolid process and product technology; securing a conditional commitment from the U.S. Department of Energy (“DOE”) through the Title 17 application under the Loan Programs Office; the development, financing, construction, timeline, capacity, and other usefulness of FREYR’s CQP, Giga Arctic, Giga America, and other planned or future production facilities or Gigafactories; any potential project equity raise for the development of Giga America; any potential benefits of the U.S. Inflation Reduction Act; establishing and/or announcing a conventional technology agreement; FREYR’s ability to reduce spending; any potential benefits of redomiciling to the U.S.; the giga-scalability of the 24M platform; and the implementation and effectiveness of FREYR’s overall business, technology, capital-raising and liquidity strategies are forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2022, (ii) FREYR Battery, Inc.’s Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023, (iii) FREYR’s annual report on Form 10-K filed with the SEC on February 27, 2023, and (iv) FREYR’s quarterly reports on Form 10-Q filed with the SEC on May 15, 2023 and August 10, 2023 and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements. FREYR intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on FREYR’s website in the ‘Investor Relations’ sections. FREYR also intends to use certain social media channels, including, but not limited to, Twitter and LinkedIn, as means of communicating with the public and investors about FREYR, its progress, products and other matters. While not all the information that FREYR posts to its digital platforms may be deemed to be of a material nature, some information may be. As a result, FREYR encourages investors and others interested to review the information that it posts and to monitor such portions of FREYR’s website and social media channels on a regular basis, in addition to following FREYR’s press releases, SEC filings, and public conference calls and webcasts. The contents of FREYR’s website and other social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

# FREYR’S MISSION AND STRATEGY Decarbonize transportation and energy storage with the world’s most sustainable batteries Our mission Be the Western technology scaling and industrialization partner of choice Our strategy

FREYR TODAY 4 STREAMLINED, FOCUSED ORGANIZATION • Flattened organizational structure to promote speed, collaboration, and execution • Changes to operational management at CQP yielding tangible progress against timelines and milestones COST AND CAPITAL EFFICIENT • Optimizing balance sheet, cash spending, and capital discipline • Capital formation initiatives ongoing: • Advancing DOE Title 17 application and project-level equity raises • Targeting conditional commitment from DOE before year-end 2024 EVOLVED, PRODUCTION-FOCUSED MINDSET • Another key milestone achieved at CQP with successful anode casting trials with active electrolyte slurry • Producing fully automated cathodes and anodes after latest milestones • Start of dry room operations at CQP enabled shift in emphasis from installation/commissioning plant to producing cells • Producing functional sample cells for key customers using the full automation of the CQP in H1 2024 is priority #1 Focused on execution and delivering for our shareholders

FREYR’S TECHNOLOGY APPROACH 5 Scale differentiated Western tech and become an industrialization partner of choice in parallel SEMISOLIDTM PLATFORM • Scaling the 24M platform is a path to sustainable competitive differentiation • Significant value associated with scaling a new Western technology stack • Fit-for-purpose product targeting ESS market and commercial E-mobility • Technology is adaptable to advances in chemistries and evolving use cases • 24M batteries have been validated and deployed commercially at MWh scale • Recent milestones at CQP demonstrate tangible progress • Collaboration and support across SemiSolid vendor and partner ecosystem FREYR has a unique global leadership position to establish 24M at GWh scale CONVENTIONAL TECHNOLOGY • Mature technology already proven at GWh scale • Opportunity to accelerate FREYR’s commercial journey while participating in technical knowledge transfer and Western capability development • Production line equipment order lead times could be reduced by 12 months • Technology is bankable, reducing diligence lead time • Structures available to maximize public economic incentives • Similar strategy to the leading Tier 1 incumbents, all of which have conventional production pathways and disruptive new technology incubation programs • Potential to expand product portfolio into new end markets to cover higher C-rate applications, including passenger EVs FREYR’s fastest path to market while scaling Western tech

THE ROAD AHEAD: FREYR 2.0 GROWTH INITIATIVE 6 Pursuing commercial and project opportunities totaling more than 100 GWh REAL OPTIONS • Pursuing five major opportunities tied to specific projects in U.S. and Europe • Projects based on both 24M SemiSolid platform and potential conventional technology agreements • End markets include ESS and passenger EV applications • Possibility to produce both LFP and NMC cells BROADENING SET OF STRATEGIC PARTNERSHIP DISCUSSIONS • FREYR is an attractive partner • Strong competitive and financial positions generating interest from expanding network • Potential opportunities include M&A to accelerate path to market and first revenues

CQP UPDATE Progressing to anticipated start of fully automated cell production in H1 2024 ANOTHER KEY MILESTONE SURPASSED • Successfully conducted automated anode casting trials in February 2024 with active electrolyte slurry • Producing automated cathodes and anodes, working on improving process capability • Shift to production mindset – the installation/construction phase of the CQP is complete – moving past the point of making the CQP to making batteries CATALYSTS AHEAD • H1 2024: integrate the casting web across the cathode, anode, and merge systems of the Casting & Unit Assembly using the Multi-Carrier System (“MCS”) • H1 2024: commence automated production and make functional battery cells for customer samples • H2 2024: finalize digital twin – integration of over 50 video cameras and 5000 sensors recording data for every cell produced to drive continuous product improvement Active electrolyte slurry being prepared for casting Powder being processed under dry room conditions

8 FREYR’S planned U.S. flagship project to capitalize on the benefits of the Inflation Reduction Act GIGA AMERICA UPDATE THE GIGA AMERICA ASSET • FREYR owns the 368-acre Giga America project site in Coweta County, GA • Georgia is evolving into a regional U.S. clear energy and battery hub • Giga America site can accommodate multiple cell production facilities • Project to create hundreds of jobs in Coweta County and trigger multi-billion-dollar capital investment in Georgia CAPITAL FORMATION INITIATIVES PROGRESSING • Advancing DOE Title 17 process tied to the 24M SemiSolid technology track • Deep coordination with DOE Loan Programs Office (“LPO”) team to process application • Targeting conditional commitment from DOE before year-end 2024 • Project-level equity conversations apply to both SemiSolid and/or conventional technology tracks SemiSolid Technology Track • Achievements at CQP driving momentum with DOE application • Technical validation of CQP sample cells from key customers will dictate project development timeline and capital formation • Differentiated, next-generation, U.S.-based technology stack Conventional Technology Track • Deep diligence ongoing with multiple potential technology providers • Nearing technology selection and structure of relationship • Fastest path to market and first production

9 FREYR successfully redomiciled from Luxembourg to the U.S. effective December 31, 2023 REDOMICILE TO THE U.S. COMPLETED ✓ Simplifies corporate structure and streamlines reporting requirements ✓ Enhances FREYR's eligibility for inclusion in equity indexes and triggers associated benchmarking from actively managed funds ✓ Benefit from corporate governance under Delaware law, which is more closely aligned with the NYSE listing standards and U.S. SEC governance requirements ✓ Better long-term positioning for global tax developments and U.S. incentive programs for battery manufacturers TRANSACTION RATIONALE Founded: 2018 Incorporation: Delaware NYSE: FREY FREYR Battery, Inc. Primary Office: Newnan, GA

OPTIMIZING OUR SPENDING 10 • Ended Q4 2023 with $276 million of cash • $6 million restructuring charge (22% reduction in full time employees, and 26% reduction in contractors/project support by end of Q1) • Focus on core objectives also enables a significant reduction in CapEx and other costs for 2024, extending our liquidity to two years Operational and financial discipline remain in focus 4Q and Full-Year Financial Results ($ in millions, except per share data) Q4 2023 Q4 2022 2023 2022 G&A $23 $29 $108 $107 R&D 10 4 28 14 Restructuring & Other 6 0 6 2 Total Opex 39 34 143 122 Warrant Liab. FV Adjustment 9 60 32 14 Other income (exp.) 6 (0) 39 10 Net Income (Loss) (24) 25 (72) (99) Per Share ($0.17) $0.20 ($0.51) ($0.83) CFFO (34) (17) (88) (90) CF from Investing (19) (105) (187) (175) CF from Financing/FX 1 266 (12) 262 Net Change in Cash (52) 144 (287) (3) Ending Period Cash $276 $563 $276 $563 Years-ended December 31,

OPTIMIZING OUR BALANCE SHEET 11 • 2023 total cash uses were $287 million • 2024 cash use well below 2023; spend timing dependent on: • CQP & Test Center automation progress / cell production and testing ramp • Giga America development costs / DOE loan progress and diligence requirements • Costs to mature a potential conventional technology relationship • Other commercial and technology initiatives Prioritizing balance sheet strength by planning 2024 total cash uses well below 2023 FREYR Full-Year 2023 Cash Bridge ($ in millions) Note: Cash includes cash, cash equivalents and restricted cash: amounts may not reconcile due to rounding. Balance Sheet Summary ($ in millions) 2023 2022 Cash, equivalents, and restricted cash $276 $563 Other current assets 36 16 Net property, plant & equipment 366 211 Other assets 54 37 Total assets $732 $828 Current liabilities 49 63 Other liabilities 48 45 Shareholders' equity 635 720 Total liabilities and equity $732 $828 As of December 31,

FREYR 2024 OUTLOOK AND PRIORITIES

Near-term goals and commercialization road map

H1 2024

CQP and 24M

- On track for automated production of functional customer sample cells

Conventional technology

- Targeting finalization and announcement of agreement

Capital formation

- Engage with prospective project-level equity on both Giga America technology tracks
- Continue to advance DOE LPO Title 17 application

Project development: FREYR 2.0

- Targeting formalization of commercial relationships to trigger multiple project options
- Five major opportunities totaling more than 100 GWh of capacity across ESS, E-mobility and passenger EV end markets

H2 2024

CQP and 24M

- Potential validation on initial sample cells and production process from Nidec
- Digital twin established on product and key processes

Capital formation

- Targeting conditional DOE LPO commitment for Giga America based on SemiSolid technology platform

Commercial

- Potential conversion of conditional offtakes to firm sales agreements based on sample cell performance characteristics

Start of H1 2024 — *End of H1 2024* — *Year-end 2024*

FREYR

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